Exhibit 10.6

MASTER LOAN AND MEMBERSHIP AGREEMENT

American AgCredit, ACA and its Subsidiaries

This Master Loan and Membership Agreement (the "Master Agreement") is entered into and made effective this December 17, 2018 by H.D.D. LLC, a California limited liability company (collectively, whether one or more, "Borrower") and American AgCredit, ACA ("ACA") and/or any of its now or hereinafter existing subsidiaries (collectively, "Subsidiaries"). As of the date of this Master Agreement, Subsidiaries are American AgCredit, FLCA ("FLCA") and American AgCredit, PCA ("PCA").

From time to time Borrower may have applied for and received, or apply for and receive in the future, loans or other financial accommodations, services or products (collectively referred to as "Loans") from ACA and/or its Subsidiaries (each hereinafter referred to individually and collectively as "Lender" or "Lenders"). In addition, Borrower may request other financial services or products from one or more Lenders. The parties wish to set forth in this Master Agreement the general terms and conditions applicable to any loans or financial services that may be approved by any Lender. In addition, this Master Agreement contains general provisions applicable to required stock ownership and membership in ACA. Notwithstanding the foregoing, Borrower acknowledges that Lender has not committed and does not commit hereby to make any loan to or financial services available to Borrower and that Lenders shall not be obligated to make any Loan(s) to Borrower.

ACCORDINGLY, the parties agree as follows:

1.RULES OF COSTRUCTION. In this and any other documents evidencing Loans by Lender to Borrower, wherever it appears appropriate from the context, each term stated in either the single or the plural shall include both the single and the plural, and pronouns in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter. Unless stated to the contrary, the word "or" means "and/or" and not "either/or."

2.

APPLICABILITY OF MASTER AGREEMENT. Unless otherwise expressly stated in writing to the contrary in connection with a specific loan, this Master Agreement applies to all Loans that may have been or may now or hereafter be entered into by and between Borrower and any Lender. This Master Agreement also applies to Borrower's required membership in the ACA. This Master Agreement and any amendments or modifications shall remain in full force and effect until all Indebtedness of Borrower to Lender is fully performed. In the event of a conflict between the terms of this Master Agreement and any prior Loan Documents, the terms contained herein shall control. In the event of a conflict between the terms and conditions contained herein and any subsequent or simultaneously executed Loan Documents, the terms of this Master Agreement shall control unless the subsequent or simultaneously executed Loan Document specifically states otherwise.

3.	STANDARD REPRESENTATION AND WARRANTIES. For each transaction

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between Borrower and Lender, Borrower represents and warrants as of the date of this Master Agreement as follows:

4. 1 Authority and Power.  Borrower has the right and is duly authorized to borrow the sums requested from Lender, to enter into any other agreement for leases, financial products, accommodations or services and to execute, deliver to Lender, and perform the terms of this Master Agreement and any Loan Documents delivered to Lender. The execution, delivery, and performance of this Master Agreement and any Loan Documents do not require the consent or approval of any other person, regulatory authority, or governmental body, and do not conflict with, result in the violation of, or constitute a default under: (a) any provision of its articles of incorporation or organization, bylaws, partnership agreement, trust agreement or any other agreement or instrument binding upon Borrower and/or any Guarantor; or (b) any law, governmental regulation, court decree, or order applicable to Borrower or any Guarantor.

3.2Qualified to Do Business. Borrower is qualified to do business in all jurisdictions in which the Borrower transacts business and has all necessary licenses and permits required by any such jurisdictions.

3.3	Due Organization.

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3.3.1 For each Borrower that is a general or limited partnership, joint venture, limited liability company, limited liability partnership or limited liability limited partnership, such Borrower is duly organized and existing under applicable state law; the individuals executing this Master Agreement and all instruments and agreements relating to the Indebtedness are fully authorized to execute the same and no other signature is necessary in order to bind such Borrower; and the partnership, joint venture, limited liability company, limited liability partnership or limited liability limited partnership agreement and related documents provided to Lender have not been altered, amended, revoked or replaced.

3.4Litigation, Governmental Action. Except as disclosed to Lender in writing, there is no litigation with any person or any proceedings before a governmental agency now pending or threatened against Borrower.

3.5Title to Collateral. All real and personal property pledged as collateral for any Loan is owned by the Borrower, Guarantor, or other Person pledging such collateral; such pledgor has the right and authority to pledge such collateral; and such pledge does not require any consent or approval or operate as a default under any other document.

3.6Taxes. All tax returns and reports of Borrower that are required as of the date of this Master Agreement, or as of the date of any Loan Document, have been filed, and all taxes due as of the date of this Master Agreement, or as of the date of any Loan Document, have been paid, except as previously disclosed in writing to Lender.

4.TERMS AND CONDITIONS OF LOANS.

4.1Loan Terms. Except as expressly provided to the contrary in Loan Documents for specific Loans, the following terms shall apply to each and every loan made by a Lender to Borrower:

4.1.1Customer Information and Disclosures Acknowledgement. Borrower acknowledges and agrees that additional terms and conditions are contained in the Customer Information and Disclosures ("Disclosure") provided to Borrower by Lender and are incorporated into and made a part of this Agreement.

4.1.2Loan Charges. If applicable law sets maximum charges for a particular loan and that law is interpreted so that the interest or other charges collected or to be collected in connection with the Loan exceed the permitted limit, then (i) any such charge or interest shall be reduced by the amount necessary to reduce the charge or interest to the permitted limit; and (ii) any sums already collected which exceed the permitted limits shall be refunded to Borrower, without interest thereon. At the sole and absolute discretion of the Lender, such refund may be directly refunded to Borrower or may be applied to reduce the principal or interest portion of the Indebtedness. If a refund reduces principal, the reduction will be treated as a partial prepayment.

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4.1.3	Authorized Payments. Each Lender is authorized, but not obligated, to pay any or all of the following items:

(i)Collateral Protection, Insurance, Other Obligations. Any amounts required to satisfy liens or otherwise protect any interest such Lender might have in any Collateral, to maintain insurance, or to perform any other obligation of Borrower under this Master Agreement or any other agreements with such Lender.

(ii)Services. The costs of any services provided by or through such Lender and requested by Borrower, such as leasing, credit life, disability insurance, or crop or property insurance.

(iii)Bill of Sale. Any bill of sale, sight or expense drafts drawn by Borrower and presented to such Lender for payment of purchases or expenses authorized by such Lender.

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(iv)Member Stock. Any amounts required for Borrower to acquire and maintain Member Stock.

(v)

Recording Fees, Etc. Any amounts for expenses, fees, Professional Fees, service charges, recording fees, escrow fees, title fees, filing fees, title insurance premiums, and all other expenses and costs incurred in connection with the negotiation, preparation, execution, recordation, filing, insurance, and enforcements of this Master Agreement and any other agreements in connection with the Indebtedness.

At Lender's sole and absolute discretion, such Authorized Payment may be disbursed by Lender as loan proceeds to a third party payee or, if payable to Lender, by ledger entry on the books of Lender, and Lender may deduct that amount from the unused credit available to Borrower, or in the event that no unused credit is available, add that amount to the Indebtedness as determined by Lender. Amounts added to the Indebtedness shall accrue interest at the same rate as the portion of the Indebtedness to which it is added.

4.2	Loan Covenants and Conditions. Except as expressly provided to the contrary in Loan Documents for specific loans, the following covenants and conditions apply to each loan:

4.2.1Standard Affirmative Covenants. Borrower agrees that until the full payment of all Indebtedness, it will, unless the Lender waives compliance in advance in writing:

(i)Use of Loan Proceeds. Use proceeds of all Loans for the purposes approved by the Lender. In no event shall Borrower use any borrowed funds or proceeds from any Loan for any purpose that is not permitted under federal or state law.

(ii)Remittance of Collateral Proceed. Promptly remit to each Lender in the form received, appropriately endorsed, all monies and proceeds from sale of Collateral securing the applicable Loans made by such Lender except to the extent any Loan Document provides to the contrary.

(iii)	Notices. Promptly give written notice to each Lender of:

(a)

Bankruptcy, Liquidation. or Litigation Proceedings. Any voluntary or involuntary proceedings under federal bankruptcy laws or any state receiverships, assignments for the benefit of creditors, or similar state actions or proceedings affecting any Borrower or Guarantor and any litigation or court proceedings affecting Borrower or the Collateral.

(b)Litigation. Any pending or threatened litigation or court proceeding brought against Borrower or any Guarantor.

(c)Death or Disability. The death or disability of any Borrower or Guarantor

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(d)Governmental or Regulatory Matters. Any claim by or dispute with any governmental regulatory or law enforcement agency (including but not limited to state or federal taxing, labor relations, environmental protection or other agencies) involving or affecting the Borrower, any Guarantor or any Collateral.

(e)	Material Adverse Change. Any material adverse change in the Collateral or in the financial condition of Borrower or any Guarantor.

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(f)Events of Default. Any Event of Default and any event that, with the passage of time or the giving of notice would, unless waived or remedied within the time permitted, become an Event of Default.

(iv)Business Permits and Licenses. Maintain its existence and good standing  in all states in which it conducts business and all rights, privileges, leases, permits, licenses, trademarks, copyrights, and franchises necessary to conduct its business as currently conducted.

(v)Agricultural and Agribusiness Operations. Conduct its business and maintain the Collateral in an orderly and efficient manner,  consistent with good  and sound  agricultural  practices for the area in which the operation is located and maintain all property in working order and good repair.

(vi)

Maintain Accurate Books, Records and Permit Inspections. Maintain, on a timely and regular basis, accurate books and records and prepare all financial statements submitted to Lender in accordance with: (a) GAAP, or (b) any reasonable accounting method otherwise acceptable to Lender. Permit Lender or any agents of Lender to examine and inspect during normal business hours the property, books, and records of each Borrower and Guarantor as and when required by Lender.

(vii)

Financial and Business Information. Promptly provide Lender with information concerning the financial and business operations and property of each Borrower and Guarantor, including but not limited to financial reports,  in form,  manner  and  frequency  required  by  Lender and also including the submission of the financial information as required  in  the  most  recent Covenant and Condition Rider to this Master Agreement.

(viii)

Payment of Tax Obligation. Pay all tax obligations when due, unless the obligation to make the payment is being disputed in good faith and is being diligently contested in all appropriate proceedings, in which event Borrower shall notify Lender of such dispute.

(ix)Performance of All Obligations . Perform all obligations, including obligations to pay money, as and when performance is due, whether such obligation is owed to Lender or to other parties.

(x)	Compli ance with ERISA. To the extent applicable, comply with the requirements of ERISA together with all regulations issued pursuant thereto.

(xi)Execution of Additional Documents. Execute such additional documents as Lenders may lawfully require in connection with any Loan or Obligation.

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4.2.2Standard Negative Covenants . Borrower agrees that so long as Borrower owes any indebtedness to Lender, Borrower will not, without prior written consent of Lender:

(i)

Material Change to Business. Dissolve or liquidate, sell, assign, lease, or transfer all or any material part of its assets or business, or enter into any merger, consolidation, pool, joint venture, or other combination.

(ii)

Change Location of Business or Collateral. Without giving prior notice of at least thirty (30) days, change principal residence, principal place  of  business or chief executive  office  of the Borrower or anyone pledging Collateral  or change the physical  location  of any Collateral  except in the ordinary course of Borrower's business.

(iii)Change in f is cal Year. Borrower or Guarantor shall not change their Fiscal Year , unless Lender shall consent in writing to such change.

4.3Events of Default. The occurrence of any one or more of the following events, unless remedied or waived by Lender, shall constitute an "Event of Default":

4.3.1Failure to Pav. Borrower shall fail to pay all or any portion of the Indebtedness owed to Lender as and when due or declared due.

4.3.2Breach of Covenants. Borrower shall breach any covenant, term or condition, or fail to perform any obligation under this Master Agreement or any other agreement with Lender and such breach or failure to perform such breach or failure shall continue for thirty (30) days from its occurrence.

4.3.3Breach of Warranties and Representations. Any warranty, representation, or statement now or hereafter furnished by or on behalf of Borrower or Guarantors to Lender to induce Lender to take or refrain from taking any action is proved to be false or inaccurate in any material respect when furnished.

4.3.4Judgments, etc. Any judgment, writ, levy, lien, attachment, notice of tax lien, or similar process shall be entered or filed against Borrower or any Guarantor or their property and is  not  vacated, bonded, or stayed to the satisfaction of Lender within 30 days.

4.3.5

Material Adverse Change. Any material adverse change in the financial condition of Borrower, Guarantor or in the value of Collateral that would in Lender's reasonable business judgment, adversely affect the ability of the Borrower to repay the Indebtedness.

4.3.6	Termination, Default of Guarantor. Any event of default shall occur under any guaranty or any guaranty shall be terminated by death or dissolution of a Guarantor.

4.3.7	Repudiation. Borrower or any Guarantor shall purport to terminate, repudiate or revoke any Loan Document, including any guaranty.

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4.3.8Failure to Pay Other Debts, etc. The failure to pay debts to others as and when due or to perform obligations owed to others as and when due.

4.3.9

Bankruptcy, Insolvency Proceedings, Materiality. The commencement by or against Borrower or any Guarantor of a voluntary or involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or another applicable federal or state bankruptcy, insolvency or similar law, provided that in the case of an involuntary bankruptcy case, such proceeding continues undischarged or stayed for more than ninety (90) days; or the consent by Borrower or any Guarantor to the appointment of or the taking possession with or without Borrower's or such Guarantor's consent by a receiver, liquidator, assignee, trustee, custodian, agent or other similar official of Borrower or such Guarantor or of any substantial part of its property, provided that in the case of any such proceeding without the consent of Borrower or Guarantor, such proceeding continues undischarged or stayed for more than ninety (90) days; the dissolution, liquidation, or winding up of Borrower's or any Guarantor's affairs; the making by Borrower of any assignment for the benefit of its creditors; the failure by Borrower or any Guarantor generally to pay their debts as they become due; or the taking of any action by or on behalf of Borrower or any Guarantor in furtherance of any of the foregoing.

4.3.10Lo s of Permits. Licenses, etc. The loss, termination, revocation of or failure to renew any lease, license and/or permit, or any agreement with respect  to  water,  grazing,  timber,  or marketing  rights, now held or hereafter acquired by Borrower which, in the reasonable business judgment of any Lender, is necessary for the continued operation of Borrower's business as it is now conducted;

4.3.11Death. Dissolution. Termination. Any Borrower or Guarantor shall die, dissolve, or otherwise terminate its existence.

4.3.12Wetlands and Highly Erodible Lands. The use of any portion of any Loan proceeds for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce or to make possible the production of an agricultural commodity, as described in 7 CFR part 1940,

Subpart G, exhibit M.

4.3.13Transfer of Water Rights. Borrower sells, leases, conveys, alienates, or transfers, or enters into any agreement for the sale, lease, conveyance, alienation, transfer or non use of any water or water right, or similar term such as water asset, as may be defined in any deed of trust, mortgage, security agreement or other agreement relating to the pledge of water or water rights.

4.4Rights and Remedies Late Charges. Increased Interest. Upon the  occurrence  of  any  Event  of Default, Lender may, at its option and without notice to Borrower, declare all or any part of the Indebtedness owed to Lender to be immediately due and payable, without the necessity of any  prior recourse to any Collateral.  Lender shall have all rights, powers, and remedies available under this Master Agreement and under any Loan Document including without limitation any security agreement, mortgage, deed of trust, guaranty, or any other document  between Borrower and Lender relating to the Indebtedness owed, or  accorded  by

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law or equity,  including  the  right  to foreclose  on any and all Collateral, all of which rights and remedies shall be cumulative and not exclusive. All rights,  powers,  and remedies of Lender may be exercised at any time by Lender and from time to time after the occurrence of an event of default. All rights, powers, and remedies of Lender in connection with any Note and any loan document are cumulative  and not exclusive and shall be in addition to any other rights, powers, or remedies provided  by  law  or equity.  Lender may enforce any security interest or lien given or provided for under  any  Note or any other document  in such  manner and in such order, as to all or any part of the collateral as Lender, in its sole judgment, deems  necessary  or appropriate, and Borrower, to the extent Borrower can, waives any and all rights, obligations, or  defenses  now  or  hereafter established by law relating to the foregoing. All rights, powers and  remedies  may  be exercised  at any time and  from time to time after any Event of Default. The security documents  used  by  Lender  provide  that  advances  made  by Lender shall become part of the principal evidenced  by  any  Note, and  also state  additional  conditions  under  which  any Note may be accelerated and become immediately due and payable and will become subject to interest and acceleration or default interest.

4.4.1Acceleration. On Borrower's default and at Lender's option, all amounts not yet due on any Note or Obligation, including without limitation, unpaid principal, including amounts advanced for taxes, insurance, and other expenses provided herein, accrued unpaid interest and late charges, shall become immediately due and payable without presentment, demand, notice of non-payment, or protest, and without necessity for any prior recourse to any Collateral.

4.5Waivers. Any delay, failure, forbearance or discontinuance by Lender in exercising any right or remedy shall not waive that right or remedy, or any right or remedy. To be effective any waiver of default or remedies must be in writing and signed by the Lender. No waiver of default by Lender shall operate as a waiver of any other default or of the same default on a future occasion.

5.	LOAN DISBURSEMENT INSTRUCTIONS. The Borrower instructs Lender as follows:

5.

Authorized Personnel.  Until  notified  in  writing  to  the  contrary,  any  one  of  the  following individuals are authorized to make oral, electronic or written requests for disbursements of loan funds and to direct who will receive the loan funds (subject to the terms and conditions of this Agreement and  any supplemental loan documents):

Name

Paul Egan Dolan, Ill

Karen Weaver

Tit

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5.2ACI-1, Check / Wire Disbursement Instructions and Bank Deposit Information. Unless otherwise notified in writing ACH transfers shall be made in accordance with the information provided in the most current ACH Authorization Agreement(s) completed by Borrower and received by Lender. Check and wire transfer disbursements shall be made in accordance with instructions received from authorized personnel identified in Section 5.1 above and received by Lender, or any other supplemental loan documents, as they may be amended.

Any deposits made to the Borrower's account(s) shall be conclusively presumed to have been to or for the benefit of the Borrower regardless of the fact that persons other than those authorized to request advances may have the authority to draw against such account(s).

5.3Authorized Request . All requests made by those authorized pursuant to Section 5.1 above or by another writing signed by the Borrower shall be irrevocable when made. The Transaction Summary delivered periodically to the Borrower shall record all disbursements and payments made by or for the account of the Borrower .

6.	APPOINTMENT OF AGENT TO RECEIVE LOAN DOCUMENTS.

6.1Appointment of Agent. The Borrower hereby designates and appoints Karen Weaver as its special agent, with full power and authority to receive on its behalf copies of all Loan Documents related to any Loan it might have with the Lenders including renewal and repeat Loan Documents and any subsequent amendments or modifications to such Loan Documents. In addition, and to the extent permitted by law and regulations, the special agent shall also have the authority to receive on behalf of the Borrower all other records or documents required to be provided to Borrower.

6.2

Receipt of Loan Document by Agent . Borrower acknowledges that its agent will receive copies of Loan Documents at the time of execution of each Loan and any subsequent amendment or modification of each Loan contract.

7.	MEMBERSHIP AND VOTING AUTHORIZATION.

7.1Member Stock Authorization. The Borrower(s) hereby authorize(s): Paul Egan Dolan, III to exercise Borrower's voting rights and to request a conversion of Member Stock from one class to another or the retirement or transfer of all or part of Member Stock. Borrower(s) hereby authorize Lender to make checks for any dividends which may be declared or checks for canceled Member Stock proceeds payable to H.D.D . LLC as sole payee. Lender will issue Internal Revenue Service Form 1099-PATR in the name of the party authorized to receive dividends hereinabove.

7.2Security Interest. Pursuant to Federal statute and regulation, the ACA and its Subsidiaries have a lien on all of the Borrower's Member Stock and any dividends payable thereon to secure all Indebtedness. In addition, the Borrower hereby grants to the ACA and its Subsidiaries a security interest in its Member Stock and any dividends thereon to secure

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any now existing or hereafter-arising Indebtedness. In the Event of Default, in addition to all other rights and remedies the Lender may have, at the sole and absolute discretion of the Lender, the Lender may retire the Borrower's Member Stock and apply the proceeds to reduce the Indebtedness. Other important terms governing the Member Stock are contained in the ACA bylaws and the brochure with respect thereto that Borrower hereby acknowledges having previously received. Borrower also hereby acknowledges that pursuant to Federal statute and regulations the Member Stock cannot be transferred, sold or retired by Borrower or by any successor-in-interest to Borrower.

8.	AUTHORIZATION TO OBTAIN AND SHARE INFORMATION.

8.Information Requests.   Borrower hereby authorizes each Lender to make such inquiries and gather such information as the Lender deems necessary and reasonable, from time to time, concerning any information provided to the Lender. Each Lender is also authorized to make credit inquiries, verify credit, verify employment and obtain credit agency reports regarding Borrower. Borrower further authorizes the Lenders to provide credit information and their credit experience to other Farm Credit Institutions and creditors.

8.2USA PATRIOT Act. Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of pub. L. 107 56 (signed into law October 26, 2001)) (the "Act") , Lender  is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow Lender to identify the Borrower in accordance with the Act. Borrower shall, promptly following a request by Lender, provide all documentation and other information that Lender requests in order to comply with its ongoing obligations under applicable "know your customer" and anti-money laundering rules and regulations, including the Act.

9.	AUTHORIZATION TO USE E-MAIL AND OTHER ELECTRONIC FORMATS.

9.1Authorization and Procedures. Borrower hereby acknowledges that from time to time it may communicate with Lender in electronic format (e.g. e-mail, internet, intranet or means of transmission, storage, retrieval, or communication other than a paper bearing an inked signature), by telephone or by facsimile. Unless otherwise agreed by the parties, the Lender may rely on electronic communications in the same manner as it relies on written forms of communication. The following shall apply to e-mail and other forms of electronic communications:

9.1.1Electronic Signatures. Any transmission that bears any of the signatures or symbols set forth in the Loan Disbursement Instructions contained herein shall be deemed to  be signed  by the Borrower with the intent of being bound thereby. The Lender's authorized signature for purposes of electronic communications shall be the name of the applicable Lender followed by the name and title of the individual sending the communication. If the Lender adopts a particular authentication program, any  document  bearing the proper authentication of the Borrower shall be deemed to have been executed by the Borrower.

9.1.2

Authorization. The Borrower also hereby agrees, unless otherwise indicated to the contrary herein, that the Lenders and Borrower may communicate with each other through notices, offers, proposals, acceptances, agreements and modifications

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by any tangible or electronic medium, including writings, faxes, or e-mail messages.

9.1.3	Procedures. Unless agreed to the contrary by record authenticated by both the Lender and the Borrower, the following procedures will apply to electronic communications:

(i)	The Lender must establish to its sole and absolute satisfaction that the Lender and the Borrower can communicate effectively and reliably.

(ii)	In the event that either party learns that the electronic means of communication is malfunctioning, it shall use other forms of communication and shall promptly notify the other party of the problem.

(iii)	Confirmation of receipt of the transmission may be required at the option of the

Lender.

9.1.4	Disclosures. Disclosures required by law or regulation may be made by e-mail or through access to the internet or intranet to the extent that law permits such disclosures.

9.2

Revocation. Borrower may notify Lender that it no longer wishes to communicate electronically and the Lender shall stop electronic communications upon receipt of such notice. Communications sent or received prior to receipt of such notice shall remain effective.

9.3Record Preservation. Lenders reserve the right to record and retain telephonic requests and other forms of data transmissions for their records. In the event of a conflict between Borrower's records and Lenders' records, the Lenders' records will govern.

9.4Use of Electronic Documents. Electronically stored copies of this Master Agreement or other documents related to transactions with Lender are considered to be the true, complete, valid, authentic and enforceable records of this Agreement and the Borrower's other transactions with Lender, admissible in judicial or administrative proceedings to the same extent as if the documents and records were originally generated and maintained in printed form. Borrower agrees not to contest the admissibility or enforceability of Lender's electronically stored copies of this Master Agreement or any other documents generated with respect to any existing or future loans.

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10.	INTEREST RATE CONVERSIONS.

10.1 Appointment of Agent to Negotiate and Agree to Interest Rate Conversions. Borrower hereby appoints(s): Paul Egan Dolan, III and Karen Weaver, acting separately or together each of who shall be hereinafter referred to as "Interest Rate Pricing and Conversion Agent" to take the following actions on behalf of the Borrower collectively and each Borrower individually:

10.1.1 Interest Rate Conversions. Request, negotiate and enter into one or more agreements with Lender for: (a) choosing an interest rate product or option and an interest rate quote to be made applicable to loans now existing or to be made in the future; (b) options to lock specific interest rates in accordance with Lender's procedures; (c) payment of fees in order to lock rates and/or convert or otherwise obtain the negotiated rate; (d) compensating Lender for losses and costs incurred by Lender as a result of Borrower's failure to accept loans in full or in part with the committed interest rates and interest options negotiated by the Interest Rate Pricing and Conversion Agent; and (e) the conversion of the rate(s) of interest and/or methodologies for calculating the rate(s) of interest applicable to existing loans, loans made contemporaneously herewith or loans to be made in the future by Lender to Borrower to such other interest rates and/or interest methodologies as may from time to time be offered by Lender, subject to terms and conditions set forth by Lender.

I 0. 1.2 Execute Agreements. Execute additional documents as Lender may require giving full force and effect to any act or action authorized by Section IO of this Master Agreement and to any interest rates and/or interest rate methodologies negotiated by the Interest Rate Pricing and Conversion Agent on behalf of the Borrower.

10.2    Indemnity.   Borrower  hereby agrees to indemnify  and  hold the Lenders  free and harmless from  any and all liability, costs, fees, and damages Lenders may incur as a result of or in relation to Lenders' reliance on the appointment contained in this Section I 0.

11.	FUNDS HELD ACCOUNTS.

11.1 Establishing  Funds  Held  Accounts,  Maximum  Amounts.  With  the  consent  of  Lender  and  upon execution of this Master Agreement,  Borrower  may  establish  one  or  more  accounts  (each  of  which  accounts  shall hereafter be referred to as a "Funds  Held  Account")  by  providing  Lender  with  funds  for  deposit  and  instructions requesting that Lender place such funds in a Funds  Held  Account.  Section  I  I  of  this  Master  Agreement  and  Lender's Funds Held Policy, as the same may be modified from time to time, shall govern Funds Held Accounts. The maximum aggregated balance  of  the  Borrower's  Funds  Held  Account(s),  including  compounded  interest,  shall  not  exceed  an amount equal to the aggregate of all  of  Borrower's  combined  Loan  commitments  and  Loan  balances  and  shall  be consistent  with  federal  laws  and  the  Lender's  policies,  as  may  be  amended  from  time  to  time.  Absent  the  occurrence of an Event of Default, amounts in excess of  the  maximum  balance  will  be  remitted  to  Borrower  or  other  parties

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designated in the Loan Documents to receive loan proceeds unless Borrower and Lender agree otherwise in writing.

11.2      Rate of  Interest.   The  rate of  interest applicable  to  Funds Held  Accounts  is an  unpublished  variable rate  that  may  be  changed  by  the  Lender  effective  on  the  first  day  of  each  month.  Interest  shall  compound  monthly and be calculated on  the  basis  of  a 365  day  year,  for  actual  number  of  days  elapsed.  Interest  will  begin  to  accrue  on the day funds are credited to the account if the funds  are received  before  2:00  P.M.  in  the time  zone  in  which  Lender resides on a Business Day and on the next Business Day after funds are received if the funds are received after 2:00

P.M. in the time zone in which Lender resides.

11.3 Funds Held Statements. Interest earned on the Funds Held Account is reported periodically in the Transaction Summary and annually to the Internal Revenue Service on Form 1099-I. Additionally, deposits, withdrawals, and amounts in the Funds Held Account will be reflected on the Transaction Summary. Unless Borrowers object to the Transaction Summary within thirty (30) days after the Transaction Summary has been sent, the information contained in the Transaction Summary shall constitute evidence of the information stated therein.

11.4Withdrawal. The Borrower or party authorized in Section 11.9 below may withdraw funds from the Funds Held Account in accordance with the terms and conditions set forth below and any other restrictions that Lender and the Borrower may agree to by a signed writing or other authenticated record. Provided that the Borrower, under the terms and conditions of this Master Agreement and any Loan Documents or other agreements with Lender, is not then in default and there is no event which would become, unless waived or remedied, an Event of Default with the passage of time or the giving of notice or both, Borrower may withdraw funds from the Funds Held Account for the following purposes and under the following conditions:

11.4.1For application against the Loans or for other agricultural purposes. Withdrawals may be made for non-agricultural purposes under extenuating circumstances subject to the prior written approval of Lender. Such purposes would include medical emergencies, disaster losses and dissolution of Borrower.

11.4.2	Funds to be withdrawn must have been in the Funds Held Account for longer than seven

(7) days or until such time as the Lender determines that such funds are good funds. In the event that, for whatever reason, funds in the Funds Held Account are withdrawn and such funds are subsequently discovered not to have been good funds, the funds must be returned to the Lender immediately, without the necessity of demand or presentment by the Lender. Failure to return said funds shall constitute an Event of Default on all Obligations owed by Borrower to Lender.

11.4.3Unless otherwise agreed to in this Master Agreement or in another writing signed by the Borrower and the Lender, all funds withdrawn or disbursed from Borrower's Funds Held Account will be made payable to the Borrower or other parties designated in the Loan Documents to receive loan proceeds and in the manner set forth therein.

11.4.4Withdrawal requests may be made in writing, by telephone, by fax or in an electronic form acceptable to Lender. (E-mail requests will be permitted only with the prior

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written consent of the Lender.) Requests must be made at least twenty-four (24) hours prior to withdrawal. Withdrawals may be made only on a Business Day.

I 1.4.5 Lender, with the written agreement of the Borrower may agree to fu11her restrictions on the Borrower's ability to withdraw funds from the Funds Held Account.

11.5

Automatic Application of Funds Held in the Eve nt of Default. In the event that the Borrower is in default on any Obligations to Lender, the Lender, in its sole and absolute discretion, may apply the funds in the Funds Held Account to the Indebtedness in any order deemed appropriate by the Lender, in its sole and absolute discretion. In addition, unless the Borrower and the Lender agree in writing to the contrary, the Lender may, in its sole and absolute discretion, automatically apply amounts in the Funds Held Account to scheduled loan payments if such loan payments are not made prior to their respective due dates. Application of funds in the Funds Held Account will not relieve the Borrower of its obligation to pay any remaining Obligations to Lender. If the amount in the Funds Held Account is insufficient to make all such payments, the Lender shall apply the amounts in any order that it deems appropriate, in its sole and absolute discretion.

11.6

Security Interest and Liens. Borrower hereby grants to Lenders a security interest in the Funds Held Account to secure the obligations of Borrower to Lenders. Lenders will not accept liens or claims on the Funds Held Account from other creditors of the Borrower. Borrower acknowledges that there are no other claims against the Funds Held Account as of the date of this Master Agreement. For so long as funds are on deposit in the Funds Held Account, the Borrower hereby appoints the Lenders and each of them as its attorneys-in-fact for the following purposes: to do all acts and things which the Lenders may deem necessary or advisable to perfect and continue to perfect the security interest created by this Agreement and, upon an Event of Default to preserve, process, develop, maintain and protect the collateral, to protect the Lenders' security interest therein and to take such actions as will enable the Lenders to receive the benefit of their security interest in the funds in the Funds Held Account.

11.7Amendments to Funds Held Account Terms and Conditions. The terms and conditions set forth in Section 11 of this Master Agreement are subject to amendment by the Board of Directors of the Lender or pursuant to law or regulations. Amendments to this Section 11 required by law or regulation will become effective immediately. For all such other changes, the change will become effective on the first day of the month after the change has been authorized or on such other date as the Board of Directors may authorize. Lender shall provide written notice of such change in accordance with Section 13.l of this Agreement.

11.8Funds Held Account Termination. Lender reserves the right to terminate the provisions of Section 11 of this Master Agreement at any time.

11.9Appointment of Agent - Funds Held Account. Borrower hereby appoints Paul Egan  Dolan, III or  Karen Weaver as its attorney-in-fact for the purpose of making deposits  and  withdrawals  from  any  Funds  Held Account of Borrower. The Lender, however, may in its sole discretion, require the signatures of all Borrowers. This appointment may be revoked by a record authenticated by the Borrower delivered  to  Lenders  in  accordance  with Section 13.20 of this Master Agreement.

11.10Funds at Risk. The funds deposited in the Funds Held Account are at risk and are not insured. Borrower is solely dependent on the commitment and financial condition of the Lender with respect  to the  Lender's ability to honor  the  terms and  conditions contained  in

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Section  11 of this Master  Agreement,  including the  repayment of all funds in the Funds Held Account and the payment of any interest on said funds.  In the event  Lender  were to become insolvent and liquidated, the funds in the Funds Held Account would be applied against any outstanding Loan from Lender. Any funds in excess of the total outstanding balance of all Loans  would  be at  risk and  subject  to the claims of Lender's creditors.

12.FEES AND CHARGES OF ATTORNEYS AND OTHERS. If Lender incurs Professional Fees, then, to the extent permitted by law, the reasonable amount of said Professional Fees incurred by Lender shall be payable on demand, or each Lender may, as its option, add the amount of such Professional Fees to the principal amount of the Loan and an appropriate amount of Member Stock as required by such Lender's bylaws and FCA regulations. Each Lender thereafter may charge interest on such amount at the interest rate then applicable to the principal.

Professional Fees covered by this provision may include charges for the following:

12.1Loan Documentation. The negotiation, preparation, modification, or renewal of this Master Agreement or Loan Documents;

12.2Enforcement of Rights and Remedies. Advising Lender concerning rights and obligations with regard to the Indebtedness, or Collateral, including advising Lender with regard to Borrower's exercise of any rights under any federal or state law, regulation, policy or program;

12.3Litigation, Etc. Any litigation, dispute, proceeding or action, whether instituted by Lender, Borrower, or any other Person, relating to or affecting the Indebtedness, the Collateral, Guarantor or Borrower's affairs, including representation of Lender in any bankruptcy, insolvency, or reorganization case or proceeding instituted by or against Borrower or any Guarantor, and any attempt by a Lender to enforce any rights against Borrower;

12.4Collateral. The inspection, verification, protection, collection, processing, sale, liquidation, disposition or exercise of enforcement of rights with respect to the Collateral;

12.5Appraisal. The cost of any appraisal or evaluation of Collateral, which Lender may from time to time obtain as part of Lender's reasonable administration of the Indebtedness; and

12.6	Guaranties. Any of the type of expenses referred to in Sections 12.1 through 12.5 above incurred by a Lender in connection with any Guaranty.

13.	MISCELLANEOUS.

13.1   Notices.  Any notice, demand, or communication required or permitted to be given by any provision of this Master Agreement will be in writing or electronic form and will be deemed to have been given when delivered personally or by facsimile receipt

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confirmed to the party designated to receive such notice or on the date following the date sent by overnight courier or on the third business day after the same is sent by United States mail, postage and charges prepaid, directed to the following addresses or to such other or additional addresses as any party might designate by written notice to the other party:

If to the Lender:

P.O. Box 1330

Santa Rosa, California 95402-1330 Facsimile: (707) 545-7200

E-mail address: santaro sabranch@agloan.com

If to the Borrower:

125 Foss Creek Circle Healdsburg, California 95448

13.2Effectiveness. The authorizations contained herein shall remain in effect for all transactions with the Lender until Borrower revokes the authorizations in a signed writing and delivers the revocation to the Lender. Such revocation shall not be effective until thirty (30) days after receipt by the applicable Lender. Such revocation shall be prospective only and shall not have retroactive effect.

13.3Amendments . This Master Agreement may only be amended in writing signed by both Borrower and Lender except that Lender may unilaterally waive conditions or provisions favorable to it by giving Borrower notice of such waiver in a manner consistent with Section 13.1 above. If a Borrower is a partnership, joint venture or similar entity, and the composition of the entity changes, then a new member or partner of the entity may be added to and bound by this Master Agreement without the consent of the other Borrowers. Notwithstanding the foregoing, the addition or deletion of a Borrower shall not result in a change of any of the authorizations contained herein unless all of the Borrowers consent.

13.4 Signatures. Documents Signed in Counterparts. Facsimile Signatures.  Borrower acknowledges that any of the signatures or symbols set forth on this Master Agreement will constitute Borrower's signature for the purpose of evidencing Borrower's intent to be bound by this Master Agreement and any other agreements and Loan Documents delivered to Lender and Lender shall have no obligation to inquire further into the authenticity of said signatures. If Borrower is a corporation, partnership, limited liability company, etc., Borrower may change the signatures authorized herein by delivering to Lender the appropriate forms evidencing a change in signatories. Any form used to authorize additional or changed signatures must include sample signatures of those persons authorized to sign on behalf of the Borrower. Once accepted by Lender, such signatures will supersede those affixed to this Master Agreement. Borrower and Lender agree that, unless otherwise expressly stated, all agreements and Loan Documents to be signed by Borrower or any Guarantor may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signatures

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thereon provided that such signature page is attached to any other counterpart identical thereto having additional signature pages executed by any other party. At Lender's discretion, facsimile signatures by Borrower or any Guarantor may be acceptable.

13.5 MUTUAL WAIVER OF JURY TRIAL.  TO  THE  EXTENT  PERMITTED  BY APPLICABLE LAW, THE PARTIES WAIVE ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING (i) BROUGHT BY BORROWER, ANY LENDER, OR ANY PERSON RELATING TO (a) THE LOANS OR ANY UNDERSTANDINGS OR PRIOR DEALINGS BETWEEN THE PARTIES OR (b) THE LOAN DOCUMENTS, OR, (Ii) TO WHICH ANY LENDER OR BORROWER IS A PARTY.

13.6Hazardous Substance Indemnity. Borrower indemnifies and agrees to hold Lender harmless for, from and against any losses or damages suffered by such Lender that arise from the Release, threatened release, discharge, manufacture, use, storage, transportation or presence of any Hazardous Substance in connection with the business of Borrower or on any real property owned or occupied by Borrower, whether pledged as security for any loan or not. The indemnity covers the officers, directors, agents, and attorneys of Lender and extends to attorneys' fees and other costs and expenses incurred by Lender in connection with the foregoing. NOTWITHSTANDING ANY OTHER PROVISION OF THIS MASTER AGREEMENT OR THE LOAN DOCUMENTS, THIS INDEMNITY SHALL SURVIVE REPAYMENT OF THE INDEBTEDNESS.

13.7Obligations of Each Person Under This Master Agreement. The liability  of  each  Borrower executing this Master Agreement shall be that of co-maker and not that of an endorser, guarantor or accommodation  party and shall be joint and several. The separate property of any  married  person  executing  this Master  Agreement shall be liable for the indebtedness evidenced by this Master Agreement and the Loan Documents.

13.8Specific Waiver of Each Borrower or Any Guarantor. The Indebtedness of each Borrower or Guarantor of any type under any Loan Document is independent of the Indebtedness of all other Borrowers and Guarantors. Each Borrower expressly waives any right to require Lender to proceed against any other Borrower or Guarantor, to proceed against or exhaust any Collateral, to pursue any remedy Lender may have at any time, and the benefit of any statute of limitations affecting its liability under this Master Agreement or any  other  Loan Document. Each Borrower waives any and all defenses arising by reason of (i) any disability or other defense  of  any  other Borrower or Guarantor with respect to the Indebtedness owed to Lender, (ii) the termination  for any reason  whatsoever of the liability of any other Borrower or Guarantor, (iii) any act or omission of Lender that directly  or indirectly  results in or aids the discharge or release of any other Borrower, any Guarantor, or any security  interest  or lien  provided  by any Borrower or Guarantor, (iv) the failure by Lender to perfect any security interest or lien on any Collateral, and

(v)

an election of remedies by the Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to Collateral for this Master Agreement, has destroyed the Borrower's or Guarantor's rights of subrogation, contribution, reimbursement, indemnity, set off, or other recourse against another Borrower or Guarantor by the operation of any applicable anti-deficiency statutes.

Each Borrower agrees that Lender may at any time, without notice, release all or any part

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of the security for the Indebtedness (including all or any part of the premises covered by the referenced mortgage or deed of trust), grant extensions, change terms of payment, deferments, renewals or reamortizations of any part of the Indebtedness, and release from personal liability any one or more of the parties who are or may become liable for the Indebtedness; all without affecting the personal liability of any other party. Borrower and any endorsers of the Indebtedness also severally waive any and all other defense or right of offset against the holder thereof. No Borrower or Guarantor shall have any right of subrogation, contribution, reimbursement, indemnity, set off, or other recourse and waives the benefit of, or any right to participate in, any Collateral until such time as all of the Obligations owed by Borrower to any Lender under any Loan shall have been paid in full. Each Borrower, to the extent it may lawfully do so, waives any defense under any applicable anti-deficiency statutes relating to the recovery of a deficiency after a foreclosure sale of such property.

Each Borrower represents and warrants to Lender that it has established  adequate  means of obtaining  from each other Borrower or Guarantor, on a continuing basis, information pertaining to the businesses, operations and conditions (financial or otherwise) of each other Borrower and Guarantor and their respective properties, and each Borrower now is and will be familiar with the businesses, operations and conditions (financial  or otherwise)  of each other Borrower and its properties. Each Borrower waives and  relinquishes  any  duty  on the part  of Lender  (if such  duty exists) to disclose to any Borrower any matter, fact or thing related to the businesses, operations, or conditions (financial or otherwise) of any other Borrower or Guarantor or its properties. Without limiting the generality of the foregoing, each Borrower waives any defenses or rights arising under or of the kind described in California Civil Code sections 2795, 2808, 2809, 2810, 2815, 2819 through 2825 (inclusive), 2832, 2839, and 2845 through 2850 (inclusive) and similar laws in other jurisdictions.

Each Borrower agrees that nothing shall discharge or satisfy the liability  of such  Borrower  to Lender except the full and indefeasible payment and performance of all Borrowers' indebtedness and obligations to  Lender  with interest. Borrowers' indebtedness and obligations to Lender shall not  be  considered  indefeasibly  paid  until  all payments to Lender are no longer subject to any right, by any  person, to  invalidate  or set  aside such  payments or to seek to recoup the amount of such  payments or to declare such payments to be fraudulent or preferential.  In the event  any portion of any such payments shall be set aside or restored, then each Borrower shall be liable for the full amount Lender is required to repay, plus any costs and expenses (including attorneys fees) paid by Lender in connection therewith. Each Borrower and Guarantor waives notice of any and all favorable  and  unfavorable  information, financial or other, about any other Borrower, heretofore,  now, or hereafter learned  or acquired  by  Lender, and  all other notices  to which any Borrower might otherwise be entitled. Each Borrower understands and agrees that the foregoing waivers

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are waivers of substantive rights and defenses to which such Borrower might otherwise be entitled under state and/or federal law. The rights and defenses waived include, without limitation, those provided by any and all applicable laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Each Borrower acknowledges that it has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender.

13.9Applicable Law. Enforcement of this Master  Agreement,  and any other Loan  Document  executed in connection herewith shall be governed by and construed  in accordance  with  federal  laws to the extent  applicable, and shall otherwise  be governed  by the laws of the state in which Borrower  is domiciled  or, if more than one or in  not a state of the United States of America, then the state in which this Master Agreement was executed by Lender.

13.10Choice of Forum. Any dispute that arises under or relates to this Master Agreement or any Loan Document (whether contract, tort, or both) shall be resolved in a forum selected by the applicable Lender. Unless otherwise required by law or requirements for enforcing of rights, the forum in which any branch office of Lender is located shall be deemed appropriate.

13.11Integration Clause . This Master Agreement, all Notes, any Loan Documents, and any and all modifications thereof, executed by any Lender and Borrower in connection herewith or hereafter, or as required by this Master Agreement are the final expression of and constitute the entire agreement between Borrower and the applicable Lender and supersede all prior negotiations, communications, discussions, oral agreements, and promises concerning this Master Agreement, the Notes, and Loan Documents. The Master Agreement, Notes, and Loan Documents do not include any loan application or any written correspondence submitted by Borrower to Lender that has not been agreed to by Lender in writing. This Master Agreement, the Notes contemplated hereby, and any other Loan Documents may be amended or modified only by a written instrument executed by each party hereto and may not be contradicted by evidence of any prior or contemporaneous oral agreement between the applicable parties.

13.12Severability. If one or more of the provisions of this Master Agreement or any other Loan Document is deemed or held to be invalid, illegal,  unenforceable  or against  public  policy  in any  respect, the validity,  legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

13.13Captions . Captions used in this Master Agreement and in any of the Loan Documents are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope or intent of any term or provision.

13.14

No Waiver. No waiver of any action or default by any party will be implied from the failure or delay by any other party to take any action in respect of such action or default. The express waiver of any condition precedent or default will not affect any other default or extend any period of time for performance other than as specified in such express waiver. One or more waivers of any default or performance of any provision of this Master Agreement will not be deemed a waiver of any subsequent default or the performance of the same provision or any other provision. The consent to or approval of any act or request by any party will not be deemed to waive or render unnecessary the consent to or approval of any subsequent or similar act or request. The partial exercise of any right or remedy under this Master Agreement will not

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preclude any other or further exercise thereof or the exercise of any other right or remedy. The course of dealing between the parties will not be deemed to amend the terms of this Master Agreement or to preclude any party from exercising the rights and remedies herein contained notwithstanding such course of dealing. The rights and remedies provided in this Master Agreement are cumulative, and no right or remedy will be exclusive of any other or of any other right or remedy at law or in equity which any party might otherwise have by virtue of a default under this Master Agreement; and the exercise of any right or remedy by any pmiy will not impair such party's standing to exercise any other rights and remedies.

13.15Survival. All representations and warranties of Borrower contained in any of the Loan Documents or this Master Agreement will survive the execution and delivery of such Loan Document and this Master Agreement.

13.16Binding Effect. This Master Agreement will inure to the benefit of and bind  the  respective successors and permitted assigns of the parties.

13.17No Jojnt Venture. Nothing contained in this Agreement will be construed to constitute the Lender as a joint venturer with the Borrowers or any Guarantor or to constitute a partnership.

13.18No Third Party Beneficiaries. Burrower and Lender agree that anything herein to the contrary notwithstanding, there are no third party beneficiaries of this Master Agreement or any Loan Document.

13.19Cooperation. Borrower shall execute and deliver all such additional documents, instruments, and agreements and take all such other actions as necessary to create, ratify, protect, evidence and defend Lender's rights under this Master Agreement, all Loan Documents and, in particular, Lender's liens or security interest in personal property or real property, Borrower also authorizes Lender to record UCC-1 Financing Statements and amendments as appropriate to perfect and protect the security interests created by any Loan Documents. In addition, Borrower, as appropriate, shall execute and deliver at any time and from time to time upon Lender's request any notifications to third parties as are necessary to evidence the security interest provided for in any Loan Documents, and to provide for payment of any accounts or other amounts receivable which are Collateral or the proceeds of Collateral.

13.20 Termination or Revocation of Authorization . All directions, authorizations and appointments contained herein are effective as of the date of this Master Agreement and shall remain in full force and effect until revoked or terminated as set forth herein. Revocations by Borrower of any of these directions, authorizations or appointments shall be in writing signed and dated by the Borrower(s), The revocation shall not be effective until thirty

(30) days after the Lender has received the revocation notice. The death or dissolution of any Borrower shall terminate the directions, authorizations or appointments set forth herein and such termination shall take effect thirty (30) days after Lender receives notice of the death or dissolution, All such terminations and revocations shall be prospective only. The authorizations and instructions contained herein are intended to facilitate transactions, Lender may, in its sole and absolute discretion, from time to time require re-authorization or reappointments.

In witness whereof, the parties have signed this on the date first set forth above.

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